UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 26, 2006


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                           PARAGON TECHNOLOGIES, INC.
                 (Exact Name of Issuer as Specified in Charter)

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     DELAWARE                       1-15729                         22-1643428
  (State or Other                (Commission                    (I.R.S. Employer
   Jurisdiction                     file                         Identification
of Incorporation or                 number)                           Number)
   Organization)


                  600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040
                    (Address of principal executive offices)

                                 (610) 252-3205
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

                      ---------------------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This Current Report on Form 8-K is filed by Paragon Technologies, Inc., a Delaware corporation ("Paragon" or the "Company"), in connection with the matters described herein.


Item 8.01.    Other Events.

On October 26, 2006, the Company issued a press release announcing that it has retained Penn Valley Management Group, LLC to act as its financial advisor to explore strategic alternatives to improve growth opportunities and enhance shareholder value.


Item 9.01.    Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

  (c)  Exhibit No.     Description

        99.1           Press Release of Paragon Technologies, Inc. dated
                       October 26, 2006.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PARAGON TECHNOLOGIES, INC.



Date:  October 26, 2006                    By:   /s/  Joel L. Hoffner
                                                 ------------------------------
                                                     Joel L. Hoffner
                                                     President and CEO



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                                Index of Exhibits


(c)  Exhibit No.       Description

      99.1*            Press Release of Paragon Technologies, Inc. dated
                       October 26, 2006.


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* Filed herewith